LORD ABBETT SERIES FUND

Classic Stock Portfolio

Supplement dated August 22, 2014 to the

Summary Prospectus dated May 1, 2014

Daniel H. Frascarelli, currently the head of the Fund’s investment team, will retire on September 30, 2014, after a 24-year career at Lord Abbett.  Mr. Frascarelli will continue to head the Fund’s investment team until his retirement.

Accordingly, effective October 1, 2014, the following replaces the subsection under “Management – Portfolio Manager” on page 6 of the summary prospectus:

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since
Sean J. Aurigemma, Portfolio Manager	2014

Please retain this document for your future reference.